Filed Pursuant to Rule 497(a)
File No. 333-218040
Rule 482 AD

New Mountain Finance Corporation Announces Completion of $115 Million of 5.75% Convertible Notes due 2023

New York, NY – 08/30/2018 – New Mountain Finance Corporation (the “Company”) (NYSE: NMFC) announced today that it has completed an offering of $100.0 million in aggregate principal amount of its 5.75% unsecured convertible notes due 2023 (the “Existing Notes”), which closed on August 20, 2018. The underwriter of such offering has exercised its overallotment option in full to purchase an additional $15.0 million in aggregate principal amount of the Company’s 5.75% unsecured convertible notes due 2023 (together with the Existing Notes, the “Notes”). The total net proceeds to the Company from the offering of the Notes, exclusive of offering expenses, is approximately $114.4 million.

The Notes are convertible into shares of the Company’s common stock based on an initial conversion rate of 65.8762 shares of the Company’s common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $15.18 per share of common stock, representing a 10.0% conversion premium over the last reported sale price of the Company’s common stock on August 15, 2018, which was $13.80 per share. The conversion price for the Notes will not be reduced for quarterly cash dividends paid to holders of the Company’s common stock at or below the rate of $0.34 per share, subject to anti-dilution and other adjustments.

The Notes mature on August 15, 2023, unless earlier converted, repurchased, or redeemed in accordance with their terms. Interest on the Notes is payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2019.

The Company intends to use the net proceeds from the sale of the Notes to repay outstanding indebtedness under its credit facilities. However, through re-borrowing under such credit facilities, the Company intends to make new investments in accordance with its investment objective and strategies and use available capital for other general corporate purposes, including working capital requirements. The Notes have no restrictions related to the type and security of assets in which the Company might invest.

Wells Fargo Securities, LLC served as sole book-running manager for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement, dated August 15, 2018, and accompanying prospectus, dated July 13, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com.

About New Mountain Finance Corporation

New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company’s investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The Company’s first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent it invests in the “last out” tranche. In some cases, the investments may also include small equity interests. The Company’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein, unless required to do so by law. All forward-looking statements speak only as of the time of this press release.

SOURCE: New Mountain Finance Corporation

New Mountain Finance Corporation
Shiraz Y. Kajee, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505